UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

Vestand Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41494	87-3941448
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

104 Apple Blossom Cir.

Brea, CA 92821

(Address of principal executive offices and zip code)

(562) 727-7045

(Registrant’s telephone number, including area code)

Yoshiharu Global Co.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	VSTD	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Vestand Inc. (the “Company”) previously entered into a Convertible Note Subscription Agreement (the “Agreement”) with Open Innovation Fund (the “Investor”) pursuant to which the Investor agreed to fund an aggregate principal amount of $4,400,000 in exchange for a convertible note from the Company. The Company reported entry into the Agreement on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 4, 2025.

The Agreement provided that the Company shall use 100% of proceeds for acquisition, development, or renovation of real estate located in California. On September 10, 2025, the Company and the Investor signed an amendment to the Agreement (the “Change of Use Amendment”) revising the use of proceeds and providing that proceeds may now be used for (i) general operating expenses, (ii) financial restructuring and risk management, (iii) selective growth investments, (iv) funds for acquisition of new businesses, and (v) internal control enforcement and system improvements. The Change of Use Amendment amends only the usage purpose of the proceeds. All other terms remain valid and in effect.

This Current Report on Form 8-K with respect to the Change of Use Amendment was inadvertently filed late. When the inadvertent lapse in filing was determined, the Company promptly filed this Current Report on Form 8-K.

Item 1.02 Termination of Material Agreement

On September 4, 2025, the Company filed a Current Report on Form 8-K with the SEC reporting an amendment to the Agreement providing that the $4,400,000 amount would be paid in three tranches: (i) $2,900,000 on or before September 11, 2025, (ii) $750,000 on or before September 30, 2025, and (iii) $750,000 on or before October 15, 2025.

The Investor funded the first tranche of $2,900,000 (the “Funded Capital”) as contemplated by the Agreement. However, the Investor did not fund the second and third tranches, and on December 12, 2025, the Investor and the Company executed a Partial Termination Confirmation (the “Confirmation”) regarding the remaining $1,500,000 under the Agreement (the “Unfunded Capital”). Pursuant to the Confirmation, the Investor and the Company mutually agreed to terminate the Investors’ capital commitment regarding the Unfunded Capital. The Investor shall have no further obligation to contribute the Unfunded Capital, and the Company will make no future claims regarding the Unfunded Capital. The Confirmation applies solely to the Unfunded Capital and constitutes a partial termination only. All other provisions of the Agreement regarding the Funded Capital remain in effect.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2025

VESTAND INC.

By:	/s/ Jiwon Kim
Name:	Jiwon Kim
Title:	Chief Executive Officer